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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2004

SEALY MATTRESS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-117081-27 (Commission File Numbers)	20-1178482 (IRS Employer Identification No.)
Sealy Drive One Office Parkway, Trinity, North Carolina 27370 (Address of Principal Executive Offices, including Zip Code)
(336) 861-3500 (Registrant's Telephone Number, Including Area Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

        On October 13, 2004 the Company issued a press release announcing the financial results for the fiscal quarter ended August 29, 2004. The press release is filed as exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits
99.1	Press Release dated October 13, 2004, announcing financial results for the quarter ended August 29, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 15, 2004.

SEALY MATTRESS CORPORATION
Date: October 15, 2004	/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	SENIOR VICE PRESIDENT, GENERAL COUNSEL

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SIGNATURES